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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 26, 1999




                BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST
             (Exact name of registrant as specified in its charter)



          Delaware                   1-12058                 76-6088828
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

                                 Trust Division
                                NationsBank, N.A.
                           901 Main Street, Suite 1700
                               Dallas, Texas 75202
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (214) 508-2364



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         Item 2. DISPOSITION OF ASSETS.

         On March 26, 1999, NationsBank, N.A. (the "Trustee") announced that it, as trustee and on behalf of Burlington Resources Coal Seam Gas Royalty Trust, a Delaware business trust (the "Trust"), and San Juan Partners, L.L.C., a Texas limited liability company ("San Juan"), entered into an Agreement of Purchase and Sale (the "Purchase Agreement") pursuant to which San Juan purchased all of the assets of the Trust estate on such date for an all-cash purchase price of $73 million. The Trustee also announced that it has established April 12, 1999 as the record date for a special distribution to unitholders of the Trust of the proceeds of the sale, net of certain fees, expenses, liabilities and obligations of the Trust, including a reserve for such items anticipated to be incurred in the future. The Purchase Agreement and the Trust's March 26, 1999 press release related to the foregoing are filed as Exhibit 10.1 and Exhibit 99.1, respectively, to this report on Form 8-K and are incorporated herein by reference.

         By press release dated March 25, 1999, the Trustee previously announced that it had accepted San Juan's offer to purchase the assets of the Trust estate and that the parties intended to consummate the transaction as soon as possible. That press release is filed as Exhibit 99.2 to this report on Form 8-K and incorporated herein by reference.


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         Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Pro forma financial information.

         Following the sale of the Trust assets to San Juan and the distribution of the net proceeds therefrom to unitholders, the Trust will have no assets other than a cash reserve retained by the Trustee to cover fees, expenses, liabilities and obligations of the Trust in the final administration, windup and dissolution of the Trust. The Trust will have no income other than any interest accrued on such cash reserve. After the Trustee has determined that all fees, expenses, liabilities and obligations anticipated to be incurred by the Trust have been paid, the remaining balance, if any, of the cash reserve will be distributed to unitholders.

         Based on the foregoing, pro forma information for the Trust giving effect to the sale of the Trust assets is immaterial and therefore not included in this report.

         (c) Exhibits.

10.1 Agreement of Purchase and Sale dated March 26, 1999, between the Trust and San Juan

99.1     Press Release dated March 26, 1999

99.2     Press Release dated March 25, 1999



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BURLINGTON RESOURCES COAL SEAM GAS
                                               ROYALTY TRUST

                                             By: NationsBank, N.A., Trustee


Date: April 9, 1999                              By: /s/ Ron E. Hooper
                                                     --------------------------
                                                     Ron E. Hooper
                                                     Vice President and
                                                     Trust Administrator


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                                INDEX TO EXHIBITS


 Item
Number              Exhibit
------              -------

10.1 Agreement of Purchase and Sale dated March 26, 1999, between Burlington Resources Coal Seam Gas Royalty Trust and
                    San Juan Partners, L.L.C.

99.1                Press Release dated March 26, 1999

99.2                Press Release dated March 25, 1999


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